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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                December 2, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                         FINANCIAL SERVICES ACQUISITION
                                   CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-25056                59-3262958
----------------------------    ------------------------    ------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                             Two World Trade Center
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10048
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                               Page 1 of 6 Pages

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         This Amendment No. 1 on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K, dated December 2, 1996 (and filed December 6,
1996), of Financial Services Acquisition Corporation ("FSAC").

Item 4.  Changes in Registrant's Certifying Accountant

         On December 2, 1996, Financial Services Acquisition Corporation (the "Registrant") engaged Price Waterhouse LLP ("Price Waterhouse") as its independent accountant and dismissed BDO Seidman, LLP ("BDO Seidman") as such independent accountant. The change relates to Registrant's acquisition of Euro Brokers Investment Corporation ("Euro Brokers") in a merger transaction (the "Merger") that was consummated on August 16, 1996. Price Waterhouse has acted as the independent accountant for Euro Brokers since 1986 (and for its predecessor business prior to that time), and Euro Brokers and its subsidiaries currently comprise substantially all of the Registrant's business and assets. As a result, management of the Registrant believes Price Waterhouse is better positioned, following the Merger, to act as its independent accountant.

         The Board of Directors of the Registrant, including both members of the Registrant's audit committee, approved the change in accountants at a special meeting of the Board held on November 27, 1996. The engagement of Price Waterhouse and the dismissal of BDO Seidman occurred on December 2, 1996.

         During the period from August 18, 1994 (inception) to December 31, 1994, the year ended December 31, 1995 and the subsequent interim period up to December 2, 1996, (i) there were no disagreements between the Registrant and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) BDO Seidman has not advised the Registrant of any reportable events described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K. The report of BDO Seidman on the financial statements of the Registrant for the year ended December 31, 1995 and the period from August 18, 1994 (inception) to December 31, 1994 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         Pursuant to the requirements of Regulation S-K, the Registrant has provided BDO Seidman with an opportunity to review the disclosures contained in this Form 8-K and requested BDO Seidman to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein. A copy of such letter, indicating BDO Seidman's agreement with the disclosure in this Form 8-K/A, is attached hereto as Exhibit 16.1.

         Pursuant to the requirements of Regulation S-K, the Registrant has also requested Price Waterhouse to review the disclosures contained in this Form 8-K/A and provided Price Waterhouse with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its


                               Page 2 of 6 Pages

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views, or the respects in which it does not agree with any of the statements made by the Registrant herein. Price Waterhouse has orally indicated to the Registrant that it has no such information, clarification or disagreements and, accordingly, will not be furnishing such a letter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

16.1     Letter of BDO Seidman, LLP, dated December 13, 1996


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FINANCIAL SERVICES
                                   ACQUISITION CORPORATION

                                 By:    /s/ Gilbert Scharf
                                    ------------------------------------------
                                    Name:   Gilbert Scharf
                                    Title:  Chairman of the Board, President
                                            and Chief Executive Officer

Date: December 13, 1996

                               Page 4 of 6 Pages

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                                 EXHIBIT INDEX

Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------

16.1          Letter of BDO Seidman, LLP, dated December 13, 1996          6



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